EXHIBIT 10.1

SEVENTH AMENDMENT TO CREDIT AGREEMENT

THIS SEVENTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of September 30, 2009, is by and among CHATTEM, INC., a Tennessee corporation (the “Borrower”), each of the Borrower’s Domestic Subsidiaries (individually a “Guarantor” and collectively with the Borrower, the “Credit Parties”), the Lenders party hereto and BANK OF AMERICA, N.A., as agent for the Lenders (in such capacity, the “Agent”).

W I T N E S S E T H

WHEREAS, the Credit Parties, the Lenders, and the Agent are parties to that certain Credit Agreement dated as of February 26, 2004 (as amended from time to time, the “Credit Agreement”);

WHEREAS, the Borrower has requested that the Lenders amend the Credit Agreement; and

WHEREAS, the Lenders have agreed to amend the Credit Agreement on the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

PART I
DEFINITIONS

Unless otherwise defined herein or the context otherwise requires, terms used in this Amendment, including its preamble and recitals, have the meanings provided in the Credit Agreement.

PART II
AMENDMENTS TO CREDIT AGREEMENT

SUBPART 2.1 The following definitions are hereby added to Section 1.1 of the Credit Agreement in the appropriate alphabetical order to read as follows:

“Extending Revolving Lenders” means those Lenders agreeing to extend their Revolving Commitments to January 2, 2013 pursuant to the Seventh Amendment, and any of their successors and permitted assigns of such Revolving Commitments in accordance with Section 11.3.  The Extending Revolving Lenders as of the Seventh Amendment Effective Date are identified on Schedule 1.1(a).  The term “Extending Revolving Lender” shall also include any Lender agreeing to become an Extending Revolving Lender pursuant to an Assignment and Assumption with a Non-Extending Revolving Lender as contemplated by Section 11.3(i).

“IDB” means the Industrial Development Board of the City of Chattanooga, Tennessee.

“Impacted Lender” means any Lender as to which (a) the Issuing Lender has a good faith belief that the Lender has defaulted in fulfilling its obligations under one or more other syndicated credit facilities or (b) an entity that controls the Lender has been deemed insolvent or become subject to a bankruptcy or other similar proceeding.

“Net Loss” means, for any period, the net loss after taxes for such period of the Borrower and its Subsidiaries on a consolidated basis, as determined in accordance with GAAP.

“Non-Extending Revolving Lenders” means those Lenders whose Revolving Commitments terminate on November 15, 2010 and any of their successors and permitted assigns of such Revolving Commitments in accordance with Section 11.3.  The Non-Extending Lenders as of the Seventh Amendment Effective Date are identified on Schedule 1.1(a) hereto.

“PILOT Program Property” means that certain “ACT plant” of the Borrower located at 3350 Broad Street, Chattanooga, Tennessee 37408.

“PILOT Program Sale and Leaseback Transaction” means the sale and leaseback transaction entered into by the Borrower and the IDB with respect to the PILOT Program Property.

“Seventh Amendment” means that certain Seventh Amendment to Credit Agreement by and among the Borrower, the Guarantors, the Lenders party thereto and the Agent dated as of the Seventh Amendment Effective Date.

“Seventh Amendment Effective Date” means September 30, 2009.

SUBPART 2.2 The definition of “Applicable Percentage” in Section 1.1 of the Credit Agreement is hereby amended to read as follows:

“Applicable Percentage” means for purposes of calculating (a) the applicable interest rate for any day for Revolving Loans having a Termination Date of January 2, 2013, the applicable rate for any day for the Letter of Credit Fees with respect to any Lender’s Revolving Commitment that terminates on January 2, 2013 and the applicable rate for any day for the Unused Fee with respect to any Lender’s Revolving Commitment that terminates on January 2, 2013, the appropriate applicable percentages corresponding to the Leverage Ratio in effect as of the most recent Calculation Date as shown below:

Pricing Level	Leverage Ratio	Applicable Percentage For Eurodollar Loans and Letter of Credit Fee	Applicable Percentage For Base Rate Loans	Applicable Percentage for Unused Fees
I	<1.50 to 1.0	2.25%	1.25%	0.375%
II	>1.50 to 1.0 but < 2.50 to 1.0	2.50%	1.50%	0.500%
III	> 2.50 to 1.0 but < 3.50 to 1.0	2.50%	1.50%	0.500%
IV	> 3.50 to 1.0	2.75%	1.75%	0.500%

(b) the applicable interest rate for any day for Revolving Loans having a Termination Date of November 15, 2010, the applicable rate for any day for the Letter of Credit Fees with respect to any Lender’s Revolving Commitment that terminates on November 15, 2010 and the applicable rate for any day for the Unused Fee with respect to any Lender’s Revolving Commitment that terminates on November 15, 2010, the appropriate applicable percentages corresponding to the Leverage Ratio in effect as of the most recent Calculation Date as shown below:

Pricing Level	Leverage Ratio	Applicable Percentage For Eurodollar Loans and Letter of Credit Fee	Applicable Percentage For Base Rate Loans	Applicable Percentage for Unused Fees
I	<1.50 to 1.0	0.875%	0.000%	0.200%
II	>1.50 to 1.0 but < 2.50 to 1.0	1.000%	0.000%	0.250%
III	> 2.50 to 1.0 but < 3.50 to 1.0	1.250%	0.000%	0.300%
IV	> 3.50 to 1.0	1.500%	0.000%	0.350%

(c) the applicable interest rate for any day for the Term Loan, a percentage per annum equal to (i) 1.75% for Eurodollar Loans and (ii) 0.75% for Base Rate Loans and (d) the applicable interest rate for any day for the Incremental Term Loan, the percentage(s) per annum set forth in the Incremental Term Loan Joinder Agreement.  The Applicable Percentage for Revolving Loans, Letter of Credit Fees and the Unused Fee shall be determined and adjusted quarterly on the date (each a “Calculation Date”) five Business Days after the date by which the Borrower is required to provide the officer’s certificate in accordance with the provisions of Section 7.1(c); provided, however, if the Borrower fails to provide the officer’s certificate required by Section 7.1(c) on or before the most recent Calculation Date or fails to deliver a copy of such officer’s certificate to the Agent as required by Section 7.1(c), the Applicable Percentage for Revolving Loans, Letter of Credit Fees and the Unused Fee from such Calculation Date shall be based on Pricing Level IV in the applicable pricing grid above until such time that an appropriate officer’s certificate is provided whereupon the Applicable Percentage shall be determined by the then current Leverage Ratio.  Each Applicable Percentage for Revolving Loans, Letter of Credit Fees and the Unused Fee shall be effective from one Calculation Date until the next Calculation Date.  Any adjustment in the Applicable Percentage shall be applicable to all existing Revolving Loans and Letters of Credit as well as any new Revolving Loans or Letters of Credit made or issued.  The Applicable Percentage in effect from the Seventh Amendment Effective Date through the first Business Day immediately following the date the officer’s certificate is delivered pursuant to Section 7.1(c)(i) for the fiscal quarter ending August 31, 2009 shall be determined based upon Pricing Level III in the applicable pricing grid set forth above.  Notwithstanding anything to the contrary contained in this definition, the determination of the Applicable Percentage for any period shall be subject to the provisions of Section 3.6(c).

SUBPART 2.3 The definition of “Base Rate” in Section 1.1 of the Credit Agreement is hereby amended to read as follows:

“Base Rate” means for any day a fluctuating rate per annum equal to the highest of (a) the Federal Funds Rate plus 1/2 of 1%, (b) the rate of interest in effect for such day as publicly announced from time to time by Bank of America as its “prime rate” and (c) the Eurodollar Base Rate plus 1.00%.  The “prime rate” is a rate set by Bank of America based upon various factors including Bank of America’s costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate.  Any change in the “prime rate” announced by Bank of America shall take effect at the opening of business on the day specified in the public announcement of such change.

SUBPART 2.4 The definition of “Eligible Assignee” in Section 1.1 of the Credit Agreement is hereby amended to read as follows:

“Eligible Assignee” means any Person that meets the requirements to be an assignee under Section 11.3(b)(v), (vi) and (vii) (subject to such consents, if any, as may be required under Section 11.3(b)(iii)).

SUBPART 2.5 The definition of “Eurodollar Base Rate” in Section 1.1 of the Credit Agreement is hereby amended to read as follows:

“Eurodollar Base Rate” means:

(a) for any Interest Period with respect to a Eurodollar Rate Loan, the rate per annum equal to the British Bankers Association LIBOR Rate (“BBA LIBOR”), as published by Reuters (or other commercially available source providing quotations of BBA LIBOR as designated by the Agent from time to time) at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period, for Dollar deposits (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period.  If such rate is not available at such time for any reason, then the “Eurodollar Rate” for such Interest Period shall be the rate per annum determined by the Agent to be the rate at which deposits in Dollars for delivery on the first day of such Interest Period in same day funds in the approximate amount of the Eurodollar Rate Loan being made, continued or converted by Bank of America and with a term equivalent to such Interest Period would be offered by Bank of America’s London Branch to major banks in the London interbank eurodollar market at their request at approximately 11:00 a.m. (London time) two Business Days prior to the commencement of such Interest Period; and

(b) for any interest rate calculation with respect to a Base Rate Loan, the rate per annum equal to (i) BBA LIBOR, at approximately 11:00 a.m. London time two Business Days prior to the date of determination (provided that if such day is not a Business Day, the next preceding Business Day) for Dollar deposits being delivered in the London interbank market for a term of one month commencing that day or (ii) if such published rate is not available at such time for any reason, the rate per annum determined by the Agent to be the rate at which deposits in Dollars for delivery on the date of determination in same day funds in the approximate amount of the Base Rate Loan being made, continued or converted by Bank of America and with a term equal to one month would be offered by Bank of America’s London Branch to major banks in the London intrabank eurodollar market at their request at approximately 11:00 a.m., London time on the date of determination.

SUBPART 2.6 The definition of “Interest Payment Date” in Section 1.1 of the Credit Agreement is hereby amended to read as follows:

“Interest Payment Date” means (a) as to Base Rate Loans and Swingline Loans, the last Business Day of each fiscal quarter of the Borrower and on the applicable Termination Date, the Term Loan Maturity Date and the Incremental Term Loan Maturity Date (if any) and (b) as to Eurodollar Loans, on the last day of each applicable Interest Period and on the applicable Termination Date, the Term Loan Maturity Date and the Incremental Term Loan Maturity Date (if any) and in addition if the Interest Period for a Eurodollar Loan is more than 3 months, then at 3 month intervals beginning on the date 3 months from the beginning of the Interest Period.

SUBPART 2.7 Subclause (b) in the definition of “Interest Period” in Section 1.1 of the Credit Agreement is hereby amended to read as follows:

(b) no Interest Period with respect to any Revolving Loan shall extend beyond the applicable Termination Date with respect to such Revolving Loan,

SUBPART 2.8 The definition of “Letter of Credit Expiration Date” in Section 1.1 of the Credit Agreement is hereby amended to read as follows:

“Letter of Credit Expiration Date” means the day that is thirty days prior to the applicable Termination Date (or, if such day is not a Business Day, the next preceding Business Day).

SUBPART 2.9 The definition of “Permitted Liens” in Section 1.1 of the Credit Agreement is hereby amended to add the following new clause (l) at the end thereof to read as follows:

and (l) Liens, if any, in favor of the Issuing Lender and/or the Swing Line Lender to cash collateralize or otherwise secure the obligations of a Defaulting Lender or an Impacted Lender to fund risk participations hereunder.

SUBPART 2.10 The definition of “Revolving Commitment” in Section 1.1 of the Credit Agreement is hereby amended to read as follows:

“Revolving Commitment” means, with respect to each Lender, the commitment of such Lender in an aggregate principal amount at any time outstanding not to exceed the amount set forth opposite such Lender’s name on Schedule 1.1(a), or in the Assignment and Assumption pursuant to which such Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement, (i) to make Revolving Loans in accordance with the provisions of Section 2.1(a), (ii) to purchase participation interests in Letters of Credit in accordance with the provisions of Section 2.2 and (iii) to purchase participation interests in Swingline Loans in accordance with the provisions of Section 2.3.

SUBPART 2.11 The definition of “Revolving Committed Amount” in Section 1.1 of the Credit Agreement is hereby amended to read as follows:

“Revolving Committed Amount” means the Revolving Commitments of all of the Lenders.  The aggregate principal amount of the Revolving Commitments in effect on the Seventh Amendment Effective Date is ONE HUNDRED MILLION DOLLARS ($100,000,000); provided such amount may be reduced pursuant to the terms hereof; provided further that such amount may be increased to up to ONE HUNDRED FIFTY MILLION DOLLARS ($150,000,000) pursuant to Section 2.1(g).

SUBPART 2.12 The definition of “Termination Date” in Section 1.1 of the Credit Agreement is hereby amended to read as follows:

“Termination Date” means (a) with respect to the Revolving Commitment of each Non-Extending Revolving Lender, November 15, 2010 and (b) with respect to the Revolving Commitment of each Extending Revolver Lender, January 2, 2013.

SUBPART 2.13 The definition of “Treasury Management Agreement” in Section 1.1 of the Credit Agreement is hereby amended to read as follows:

“Treasury Management Agreement” means any agreement governing the provision of treasury or cash management services, including deposit accounts, overdraft, credit or debit card,

funds transfer, automated clearinghouse, zero balance accounts, returned check concentration, controlled disbursement, lockbox, account reconciliation and reporting and trade finance services and other cash management services.

SUBPART 2.14 Section 2.1(a) of the Credit Agreement is hereby amended to read as follows:

(a)           Revolving Commitment.   Subject to the terms and conditions set forth herein, each Lender severally agrees to make revolving loans (each a “Revolving Loan” and collectively the “Revolving Loans”) to the Borrower, in Dollars, at any time and from time to time, during the period from and including the Closing Date to but not including the applicable Termination Date (or such earlier date if the applicable Revolving Commitments have been terminated as provided herein); provided, however, that (i) the sum of the aggregate amount of Revolving Loans outstanding plus the aggregate amount of LOC Obligations outstanding plus the aggregate amount of Swingline Loans outstanding shall not exceed the aggregate Revolving Commitments then in effect, and (ii) with respect to each individual Lender, such Lender’s outstanding Revolving Loans shall not exceed such Lender’s Commitment Percentage of the aggregate Revolving Commitments then in effect.

SUBPART 2.15 Section 2.2(a)(ii) of the Credit Agreement is hereby amended to read as follows:

(ii)           The Issuing Lender shall not issue any Letter of Credit if:

(A)            the expiry date of such requested Letter of Credit would occur more than twelve months after the date of issuance, unless Lenders holding more than fifty percent (50%) of the Revolving Commitments have approved such expiry date; or

(B)           the expiry date of such requested Letter of Credit would occur after the applicable Letter of Credit Expiration Date, unless all the applicable Lenders with a Revolving Commitment have approved such expiry date.

SUBPART 2.16 Section 2.2(a)(iii)(F) of the Credit Agreement is hereby amended to read as follows:

(F)           a default of any Lender’s obligations to fund under Section 2.2(c) exists or any Lender is at such time a Defaulting Lender or an Impacted Lender hereunder, unless the Issuing Lender has entered into satisfactory arrangements with the Borrower or such Lender to eliminate the Issuing Lender’s risk with respect to such Lender.

SUBPART 2.17 The following subsection (vii) is hereby added at the end of Section 2.2(c) of the Credit Agreement to read as follows:

(vii)           It is understood and agreed that with respect to any Letters of Credit having an expiry date later than November 10, 2010, only the Extending Revolving Lenders shall have a participation interest in such Letters of Credit (each such participation interest to be based on such Extending Revolver Lender’s Commitment Percentage of only those Revolving Commitments with a Termination Date of January 2, 2013).

SUBPART 2.18 The first sentence in Section 2.3(a) of the Credit Agreement is hereby amended to read as follows:

Subject to the terms and conditions set forth herein, the Swingline Lender may, in its discretion and in reliance upon the agreements of the other Lenders set forth in this Section 2.3, make swingline loans (each a “Swingline Loan” and collectively the “Swingline Loans”) to the Borrower, in Dollars, at any time and from time to time, during the period from and including the Closing Date to but not including the applicable Termination Date (or such earlier date if the Revolving Committed Amount has been terminated as provided herein) in an aggregate amount not to exceed at any time outstanding the amount of the Swingline Committed Amount, notwithstanding the fact that such Swingline Loans, when aggregated with the Commitment Percentages of the outstanding principal amount of Revolving Loans and LOC Obligations of the Swingline Lender in its capacity as a Lender of Revolving Loans, may exceed the amount of such Lender’s Revolving Commitment; provided, however, that (i) the sum of the aggregate amount of Revolving Loans outstanding plus the aggregate amount of LOC Obligations outstanding plus the aggregate amount of Swingline Loans outstanding shall not exceed the Revolving Committed Amount, and (ii) the outstanding Swingline Loans shall not exceed the Swingline Committed Amount, and provided, further, that the Borrower shall not use the proceeds of any Swingline Loan to refinance any outstanding Swingline Loan.

SUBPART 2.19 Section 3.4(a) of the Credit Agreement is hereby amended to read as follows:

(a)           Unused Fees.  In consideration of the Revolving Commitments of the Lenders hereunder, the Borrower agrees to pay to the Agent for the account of each Lender with a Revolving Commitment a fee (the “Unused Fee”) computed at a per annum rate on the Unused Revolving Committed Amount during the Unused Fee Calculation Period (hereinafter defined) equal to the Applicable Percentage for Unused Fees then in effect; provided, that (i) no Unused Fee shall accrue on the Revolving Commitment of a Defaulting Lender so long as such Lender shall be a Defaulting Lender and (ii) any Unused Fee accrued with respect to the Revolving Commitment of a Defaulting Lender during the period prior to the time such Lender became a Defaulting Lender and unpaid at such time shall not be payable by the Borrower so long as such Lender shall be a Defaulting Lender.  The Unused Fee shall commence to accrue on the Closing Date and shall be due and payable in arrears on the last business day of each March, June, September and December (and any date that the Revolving Committed Amount is reduced as provided in Section 2.1(d) and the applicable Termination Date) for the immediately preceding quarter (or portion thereof) (each such quarter or portion thereof for which the Unused Fee is payable hereunder being herein referred to as an “Unused Fee Calculation Period”), beginning with the first of such dates to occur after the Closing Date.

SUBPART 2.20 Section 3.5(a) of the Credit Agreement is each hereby amended to read as follows:

(a)           Revolving Loans.  (i) On November 15, 2010, the entire outstanding principal balance of all Revolving Loans having a Termination Date of November 15, 2010, together with accrued but unpaid interest and all other sums owing with respect thereto, shall be due and payable in full, unless accelerated sooner pursuant to Section 9, and (ii) on January 2, 2013, the entire outstanding principal balance of all Revolving Loans having a Termination Date of January 2, 2013, together with accrued but unpaid interest and all other sums owing with respect thereto, shall be due and payable in full, unless accelerated sooner pursuant to Section 9.

SUBPART 2.21 The first sentence of Section 3.6(a) of the Credit Agreement is hereby amended to read as follows:

Except for Base Rate Loans, in which case interest shall be computed on the basis of a 365 or 366 day year as the case may be, all computations of interest and fees hereunder shall be made on the basis of the actual number of days elapsed over a year of 360 days.

SUBPART 2.22 Section 3.11 of the Credit Agreement is hereby amended to read as follows:

3.11           Inability To Determine Interest Rate.

If prior to the first day of any Interest Period, the Agent shall have determined (which determination shall be conclusive and binding upon the Borrower) that, by reason of circumstances affecting the relevant market, adequate and reasonable means do not exist for ascertaining the Interest Period with respect to a proposed Eurodollar Rate Loan or in connection with a Base Rate Loan, the Agent shall promptly give telecopy or telephonic notice thereof to the Borrower and the Lenders.  If such notice is given (a) any Eurodollar Loans requested to be made on the first day of such Interest Period shall be made as Base Rate Loans as to which the interest rate is not determined with reference to the Eurodollar Rate, (b) any Loans that were to have been converted on the first day of such Interest Period to or continued as Eurodollar Loans shall be converted to or continued as Base Rate Loans as to which the interest rate is not determined with reference to the Eurodollar Rate and (c) any outstanding Eurodollar Loans shall be converted, on the first day of such Interest Period, to Base Rate Loans as to which the interest rate is not determined with reference to the Eurodollar Rate.  Until such notice has been withdrawn by the Agent, no further Eurodollar Loans or Base Rate Loans as to which the interest rate is determined with reference to the Eurodollar Rate shall be made or continued as such, nor shall the Borrower have the right to convert Base Rate Loans to Eurodollar Loans.

SUBPART 2.23 Section 3.12 of the Credit Agreement is hereby amended to read as follows:

3.12           Illegality.

Notwithstanding any other provision herein, if the adoption of or any change in any Requirement of Law or in the interpretation or application thereof occurring after the Closing Date shall make it unlawful for any Lender to make or maintain Eurodollar Loans, or to determine or charge interest rates based upon the Eurodollar Rate, as contemplated by this Credit Agreement, (a) such Lender shall promptly give written notice of such circumstances to the Borrower and the Agent (which notice shall be withdrawn whenever such circumstances no longer exist), (b) the commitment of such Lender hereunder to make Eurodollar Loans, continue Eurodollar Loans as such and convert Base Rate Loans to Eurodollar Loans or, if such notice relates to the unlawfulness or asserted unlawfulness of charging interest based on the Eurodollar Rate, to make Base Rate Loans as to which the interest rate is determined with reference to the Eurodollar Rate shall forthwith be canceled and, until such time as it shall no longer be unlawful for such Lender to make or maintain Eurodollar Loans or Base Rate Loans as to which the interest is determined with reference to the Eurodollar Rate, such Lender shall then have a commitment only to make a Base Rate Loan as to which the rate of interest is not determined with reference to the Eurodollar Rate when a Eurodollar Loan is requested and (c) such Lender’s Loans then outstanding as Eurodollar Loans or Base Rate Loans as to which the interest rate is determined with reference to the Eurodollar Rate, if any, shall be converted automatically to Base Rate Loans as to which the rate of interest is not determined with reference to the Eurodollar Rate on the respective last days or the then current Interest Periods with respect to such Loans or within such earlier period as required by law.  If any such conversion of a Eurodollar Loan or a Base Rate Loan as to which the interest rate is determined with reference to the Eurodollar Rate occurs on a day which is not the last day of the then current Interest Period with respect thereto, the Borrower shall pay to such Lender such amounts, if any, as may be required pursuant to Section 3.15.  Notwithstanding the foregoing and despite the illegality for such a Lender to make, maintain or fund Eurodollar Rate Loans or Base Rate Loans as to which the interest rate is determined with reference to the Eurodollar Base Rate, that Lender shall remain committed to make Base Rate Loans and shall be entitled to recover interest at the Base Rate.  Upon any such prepayment or conversion, the Borrower shall also pay accrued interest on the amount so prepaid or converted.

SUBPART 2.24 The language preceding the first proviso in Section 3.16 of the Credit Agreement is hereby amended to read as follows:

If (a) any Lender delivers a notice to the Borrower pursuant to Sections 3.10, 3.13 or 3.14, (b) a Lender (a “Non-Consenting Lender”) does not consent to a proposed change, waiver, discharge or termination with respect to any Credit Document that has been approved by the Required Lenders as provided in Section 11.6 or (c) any Lender is a Defaulting Lender, then the Borrower shall have the right, if no Default or Event of Default then exists, to either (i) replace such Lender (the “Replaced Lender”) with one or more additional banks or financial institutions (collectively, the “Replacement Lender”),

SUBPART 2.25 The following subsection (o) is hereby added at the end of Section 7.1 of the Credit Agreement to read as follows:

(o)           PILOT Program.  Promptly upon the consummation of any PILOT Program Sale and Leaseback Transaction, the Borrower shall provide copies of the documentation governing such PILOT Program Sale and Leaseback Transaction to the Agent.

SUBPART 2.26 Subclause (d) in Section 8.5 of the Credit Agreement is hereby amended to read as follows:

(d) sales of product lines (or the right to produce a consumer product or products) provided that (i) the dispositions permitted under this subparagraph (d) during any fiscal year shall be limited to product lines (or the right to produce a consumer product or products) having aggregate sales for the four fiscal quarter period ending immediately preceding the sale that result in EBITDA for such four fiscal quarter period in an aggregate amount not exceeding ten percent (10%) of EBITDA for such four fiscal quarter period and (ii) the Credit Parties shall have delivered to the Agent a Pro Forma Compliance Certificate demonstrating that after giving effect to any such disposition on a Pro Forma Basis, the Credit Parties and their Subsidiaries would have been in compliance with all the financial covenants set forth in Section 7.12,

SUBPART 2.27 Section 8.7 of the Credit Agreement is hereby amended to read as follows:

8.7           Restricted Payments.

No Credit Party will, nor will it permit any of its Subsidiaries to, directly or indirectly,  (a) declare or pay any dividends (whether cash or otherwise) or make any other distribution upon any shares of its Capital Stock of any class (other than dividends or distributions payable in Capital Stock) or (b) purchase, redeem or otherwise acquire or retire or make any provisions for redemption, acquisition or retirement of any shares of its Capital Stock of any class or any warrants or options to purchase any such shares (other than the purchase, redemption, acquisition or retirement of any shares of Capital Stock or any warrants or options to purchase any such shares with shares of Capital Stock) (any such declaration, payment, distribution, purchase, redemption or other acquisition, a “Restricted Payment”); provided, however, (i) the Subsidiaries of the Borrower may pay dividends to the Borrower and (ii) the Borrower may purchase, redeem, acquire or retire shares of its Capital Stock of any class or any warrants or options to purchase any such shares of its Capital Stock occurring subsequent to the Seventh Amendment Effective Date in an aggregate amount (on a cumulative basis) not to exceed an amount equal to (A) $55 million plus (B) an amount equal to 50% of Net Income (excluding any net gain or loss resulting from an Asset Disposition as determined in accordance with GAAP) for any fiscal quarter ending subsequent to the Seventh Amendment Effective Date (or less an amount equal to 100% of Net Loss (excluding any net gain or loss resulting from an Asset Disposition as determined in accordance with GAAP) for any fiscal quarter ending subsequent to the Seventh Amendment Effective Date); provided, that (x) before and after giving effect to any such repurchase or retirement, no Default or Event of Default exists and (y) after giving effect to any such repurchase or retirement, the Borrower shall have at least twenty percent (20%) of availability under the Revolving Committed Amount.  For the avoidance of doubt, the parties hereto agree that (a) nothing contained in this Section 8.7 shall prohibit the Borrower from using $32,042,500 of the proceeds from the issuance of the Convertible Notes to fund a convertible note hedge transaction with an affiliate of Merrill Lynch & Co. on the date of the issuance of the Convertible Notes, which transaction is designed to offset the Borrower’s exposure to potential dilution of its common stock upon the conversion of the Convertible Notes and (b) the use of such proceeds as described above shall not be considered a Restricted Payment.

SUBPART 2.28 Section 8.11 of the Credit Agreement is hereby amended to read as follows:

8.11           Subordinated Debt.

Notwithstanding Section 8.10, no Credit Party will (a) make or offer to make any principal payments with respect to the Subordinated Debt, (b) redeem or offer to redeem any of the Subordinated Debt or (c) deposit any funds intended to discharge or defease any or all of the Subordinated Debt; provided, however, the Borrower may redeem or prepay the Subordinated Debt; provided, that (i) no Default or Event of Default exists before or after giving effect to any such redemption or prepayment and (ii) after giving effect to any such redemption or prepayment, the Borrower shall have at least twenty percent (20%) of availability under the Revolving Committed Amount.  The Subordinated Debt or the Subordinated Indenture may not be amended or modified in any material manner without the prior written consent of the Required Lenders, it being specifically understood and agreed that no amendment to Article Four or Article Twelve of the Subordinated Indenture shall be made without the prior written consent of the Required Lenders.

SUBPART 2.29 Section 8.13 of the Credit Agreement is hereby amended to read as follows:

8.13           Sale Leasebacks.

Other than the PILOT Program Sale and Leaseback Transaction, no Credit Party will, nor will it permit any of its Subsidiaries to, directly or indirectly become or remain liable as lessee or as guarantor or other surety with respect to any lease, of any property (whether real or personal or mixed), whether now owned or hereafter acquired, (a) which such Credit Party or Subsidiary has sold or transferred or is to sell or transfer to any other Person other than a Credit Party or (b) which such Credit Party or Subsidiary intends to use for substantially the same purpose as any other property which has been sold or is to be sold or transferred by such Credit Party or Subsidiary to any Person in connection with such lease.

SUBPART 2.30 Section 8.14 of the Credit Agreement is hereby amended to read as follows:

8.14           Negative Pledges.

None of the Credit Parties will, nor will it permit any of its Subsidiaries to, enter into, assume or become subject to any agreement prohibiting or otherwise restricting the creation or assumption of any Lien upon its properties or assets, whether now owned or hereafter acquired, or requiring the grant of any security for such obligation if security is given for some other obligation, except for (a) as set forth in Section 4.12 of the Subordinated Indenture and (b) lien restrictions of IDB with respect to the PILOT Program Property provided that any such lien restrictions of IDB provide for an exception for a first priority lien in favor of the Agent for the benefit of the holders of the Credit Party Obligations in the PILOT Program Property.

SUBPART 2.31 Section 8.15 of the Credit Agreement is hereby amended to read as follows:

8.15           Capital Expenditures.

The Credit Parties and their Subsidiaries will not make Capital Expenditures, in any fiscal year, that would exceed $10,000,000 in the aggregate plus up to $5,000,000 of the unused amount available for Capital Expenditures under this Section 8.15 for the immediately preceding fiscal year (excluding any carry forward available from any prior fiscal year other than the immediately preceding fiscal year); provided, however, in addition to the maximum annual Capital Expenditures permitted by the preceding clause, the Credit Parties shall also be permitted to make one time Capital Expenditures not to exceed $18,000,000 in the aggregate related to the Borrower’s construction of a new facility at its Broad Street location in Chattanooga, Tennessee to be used for the manufacture of ACT mouthwash.

SUBPART 2.32 A new subsection (vii) is hereby added immediately following subsection (vi) in Section 11.3(b) of the Credit Agreement to read as follows:

(vii)           No Assignment to Defaulting Lenders or Impacted Lenders.  No such assignment shall be made to any Defaulting Lender or any Impacted Lender.

SUBPART 2.33 A new subsection (i) is hereby added at the end of Section 11.3 of the Credit Agreement to read as follows:

(i)           Assignment by a Non-Extending Revolving Lender.  If a Non-Extending Revolving Lender assigns all or a portion of such Non-Extending Revolving Lender’s Revolving Commitment and Revolving Loans (including such Non-Extending Revolving Lender’s participations in LOC Obligations and/or Swingline Loans) to an Eligible Assignee pursuant to the terms of this Section 11.3, such Eligible Assignee may agree in the applicable Assignment and Assumption to become an Extending Revolving Lender with respect to such assigned Revolving Commitments, Revolving Loans and participations in such LOC Obligations and/or Swingline Loans and agree in the applicable Assignment and Assumption to extend the Termination Date with respect to such assigned Revolving Commitments, Revolving Loans and participations in LOC Obligations and/or Swingline Loans to January 2, 2013.  In the event such Eligible Assignee agrees to become an Extending Revolver Lender with respect to any assigned interest from a Non-Extending Revolving Lender, such assigned Revolving Commitments, Revolving Loans and participations in LOC Obligations and/or Swingline Loans of such Extending Revolving Lender shall, commencing on the effective date of such Assignment and Assumption, automatically begin to receive the more favorable pricing with respect to Revolving Loans, Letter of Credit Fees and Unused Fees contained in subclause (b) of the definition of

“Applicable Percentage” consistent with the Revolving Loans, Letter of Credit Fees and Unused Fees of the other Extending Revolving Lenders.  For the avoidance of doubt, the parties hereto agree that the extension of the Termination Date and increase in pricing described above in this clause (i) with respect to any such assigned interest shall occur automatically on the effective date of the applicable Assignment and Assumption without the need for any amendment to this Agreement.

SUBPART 2.34 The Revolving Commitments of each Lender set forth on Schedule 1.1(a) of the Credit Agreement are hereby amended to read as provided on Schedule 1.1(a) attached hereto.  Schedule 1.1(a) attached hereto also identifies the Extending Revolving Lenders and the Non-Extending Revolving Lenders as of the Seventh Amendment Effective Date.

SUBPART 2.35 A new Section 8 is hereby added immediately following Section 7 in Exhibit 11.3 of the Credit Agreement to read as follows:

8.
Election to become an Extending Revolving Lender:  By checking the box at the end of this Section 8, the Assignee hereby elects to become an Extending Revolving Lender under the Credit Agreement and acknowledges and agrees that as an Extending Revolving Lender, the Assigned Interest shall have a Termination Date of January 2, 2013.  ☐

PART III
CONDITIONS TO EFFECTIVENESS

This Amendment shall be and become effective upon satisfaction of the following conditions precedent:

(a)           receipt by the Agent of counterparts of this Amendment duly executed by the Borrower, the Guarantors, the Required Lenders, each Lender with a Revolving Commitment and the Agent;

(b)           receipt by the Agent of a certificate of a Responsible Officer of the Borrower, (i) certifying that the organization documents of each Credit Party delivered on the Closing Date have not been amended, supplemented or otherwise modified since the Closing Date (except to the extent the Agent has been notified thereof in such certificate) and remain in full force and effect (as so amended, supplemented or otherwise modified, as applicable) as of the Seventh Amendment Effective Date and (ii) attaching resolutions of each Credit Party and certifying that such resolutions have not been amended, supplemented or otherwise modified and remain in full force and effect as of the Seventh  Amendment Effective Date; and

(c)           receipt by the Agent and the Lenders of all fees due and owing to them as of the date hereof, together with reimbursement for all reasonable, documented out-of-pocket expensed owing to the Agent.

PART IV
MISCELLANEOUS

SUBPART 4.1 Representations and Warranties.  Each Credit Party hereby represents and warrants to the Agent and the Lenders that (a) no Default or Event of Default exists on and as of the date hereof, (b) each Credit Party has the requisite corporate power and authority to execute, deliver and perform this Amendment and (c) the representations and warranties set forth in Section 6 of the Credit Agreement are true and correct in all material respects as of the date hereof (except for those which expressly relate to an earlier date).  Each Credit Party acknowledges and confirms that the Borrower’s obligations to repay the outstanding principal amount of the Loans are unconditional and not subject to any offsets, defenses or counterclaims.

SUBPART 4.2  Acknowledgment.  Each Guarantor hereby acknowledges and consents to all of the terms and conditions of this Amendment and agrees that this Amendment does not operate to reduce or discharge the Guarantors’ obligations under the Credit Agreement or the other Credit Documents.

SUBPART 4.3 Cross-References.  References in this Amendment to any Part or Subpart are, unless otherwise specified, to such Part or Subpart of this Amendment.

SUBPART 4.4 Credit Document.  This Amendment shall constitute a Credit Document under the terms of the Credit Agreement.

SUBPART 4.5 References in Other Credit Documents.  All references to the Credit Agreement in each of the Credit Documents shall hereafter mean the Credit Agreement as amended by this Amendment.  Except as specifically amended hereby or otherwise agreed, the Credit Agreement is hereby ratified and confirmed and shall remain in full force and effect according to its terms.

SUBPART 4.6 Counterparts/Telecopy.  This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.  Delivery of executed counterparts of this Amendment by telecopy shall be effective as an original and shall constitute a representation that an original shall be delivered.

SUBPART 4.7 Governing Law.  THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK.

SUBPART 4.8 Successors and Assigns.  This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

[remainder of page intentionally left blank]

IN WITNESS WHEREOF the Borrower, the Guarantors and the Lenders have caused this Amendment to be duly executed on the date first above written.

BORROWER:
CHATTEM, INC., a Tennessee corporation By: /s/ Robert E. Bosworth Name: Robert E. Bosworth Title: President and Chief Operating Officer

GUARANTORS:

SIGNAL INVESTMENT & MANAGEMENT CO.,
a Delaware corporation

By:  /s/ Robert E. Bosworth
Name:  Robert E. Bosworth
Title:  President

SUNDEX, LLC,
a Tennessee limited liability company

By:  /s/ Robert E. Bosworth
Name:  Robert E. Bosworth
Title:  President

CHATTEM (CANADA) HOLDINGS, INC.,
a Delaware corporation

By:  /s/ Robert E. Bosworth
Name:  Robert E. Bosworth
Title:  President

CHATTEM, INC.
SEVENTH AMENDMENT TO CREDIT AGREEMENT

BANK OF AMERICA, N.A., in its capacity as Agent By: /s/ Anne M. Zeschke Name: Anne M. Zeschke Title: Vice President

BANK OF AMERICA, N.A.,
in its capacity as a Lender

By:  /s/ John M. Hall
Name:  John M. Hall
Title:  Senior Vice President

SUNTRUST BANK

By:  /s/ E. Donald Besch, Jr.
Name:  E. Donald Besch, Jr.
Title:  Managing Director

BRANCH BANKING AND TRUST COMPANY

By:  /s/ R. Andrew Beam
Name:  R. Andrew Beam
Title:  Senior Vice President

NATIONAL CITY BANK

By:  /s/ Deroy Scott
Name:  Deroy Scott
Title:  Vice President

WACHOVIA BANK, NATIONAL ASSOCIATION

By:  /s/ Bryan Hulker
Name:  Bryan Hulker
Title:  Vice President

CHATTEM, INC.
SEVENTH AMENDMENT TO CREDIT AGREEMENT

AIB DEBT MANAGEMENT, LIMITED

By: /s/ Joseph Augustini Name: Joseph Augustini
Title: Senior Vice President

By: /s/ Shane O’Driscoll Name: Shane O’Driscoll
Title: Assistant Vice President

CHATTEM, INC.
SEVENTH AMENDMENT TO CREDIT AGREEMENT

APOSTLE LOOMIS SAYLES CREDIT OPPORTUNITIES FUND, As Lender

By:Loomis, Sayles & Company, L.P.
Its Investment Manager

By:  Loomis, Sayles & Company, Incorporated,
Its General Partner

By:  /s/ Mary McCarthy
Name:  Mary McCarthy
Title:  Vice President

CHATTEM, INC.
SEVENTH AMENDMENT TO CREDIT AGREEMENT

APOSTLE LOOMIS SAYLES SENIOR LOAN FUND,
As Lender

By:Loomis, Sayles & Company, L.P.
Its Investment Manager

By:  Loomis, Sayles & Company, Incorporated,
Its General Partner

By:  /s/ Mary McCarthy
Name:  Mary McCarthy
Title:  Vice President

CHATTEM, INC.
SEVENTH AMENDMENT TO CREDIT AGREEMENT

BLUEMOUNTAIN CLO III LTD. By:BlueMountain Capital Management, LLC Its Collateral Manager By: /s/ Michael Abatemarco Name: Michael Abatemarco Title: Associate

CHATTEM, INC.
SEVENTH AMENDMENT TO CREDIT AGREEMENT

KDPAM for Boeing Co. Employees Retirement Fund By: /s/ Kathy A. News Name: Kathy A. News Title: Sr. Portfolio Manager KDP Asset Management

CHATTEM, INC.
SEVENTH AMENDMENT TO CREDIT AGREEMENT

SILVERMINE CAPITAL MANAGEMENT, LLC CANNINGTON FUNDING LTD. Silvermine Capital Management LLC As Investment Manager By: /s/ Gregory C. Smith Name: Gregory C. Smith Title: Vice President

CHATTEM, INC.
SEVENTH AMENDMENT TO CREDIT AGREEMENT

CAVALRY CLO I, LTD

By:  Regiment Capital Management, LLC
as its Investment Advisor

By:  Regiment Capital Advisors, LP
its Manager and pursuant to delegated authority

By:  Regiment Capital Advisors, LLC
its General Partner

By:  /s/ William Heffron
Name:  William Heffron
Title:  Authorized Signatory

CHATTEM, INC.
SEVENTH AMENDMENT TO CREDIT AGREEMENT

CENT CDO 12 LIMITED By: RiverSource Investments, LLC as Collateral Manager By: /s/ Robin C. Stancil Name: Robin C. Stancil Title: Director of Operations

CHATTEM, INC.
SEVENTH AMENDMENT TO CREDIT AGREEMENT

CENT CDO 14 LIMITED By: RiverSource Investments, LLC as Collateral Manager By: /s/ Robin C. Stancil Name: Robin C. Stancil Title: Director of Operations

CHATTEM, INC.
SEVENTH AMENDMENT TO CREDIT AGREEMENT

CENT CDO III, LIMITED By: RiverSource Investments, LLC as Collateral Manager By: /s/ Robin C. Stancil Name: Robin C. Stancil Title: Director of Operations

CHATTEM, INC.
SEVENTH AMENDMENT TO CREDIT AGREEMENT

CONFLUENT 3 LIMITED By: Morgan Stanley Investment Management Inc. as Investment Manager By: /s/ Robert Drobny Name: Robert Drobny Title: Executive Director

CHATTEM, INC.
SEVENTH AMENDMENT TO CREDIT AGREEMENT

CREDOS FLOATING RATE FUND, L.P.

By: Shenkman Capital Management, Inc.,
its General Partner

By: /s/ Richard H. Weinstein Name: Richard H. Weinstein
Title: Executive Vice President

CHATTEM, INC.
SEVENTH AMENDMENT TO CREDIT AGREEMENT

FRANKLIN CLO IV, LIMITED By: /s/ David Ardini Name: David Ardini Title: Vice President

CHATTEM, INC.
SEVENTH AMENDMENT TO CREDIT AGREEMENT

FRANKLIN FLOATING RATE DAILY ACCESS FUND By: /s/ Richard Hsu Name: Richard Hsu Title: Vice President

CHATTEM, INC.
SEVENTH AMENDMENT TO CREDIT AGREEMENT

FRANKLIN FLOATING RATE MASTER SERIES By: /s/ Richard Hsu Name: Richard Hsu Title: Vice President

CHATTEM, INC.
SEVENTH AMENDMENT TO CREDIT AGREEMENT

FRANKLIN TEMPLETON SERIES II FUNDS FLOATING RATE II FUND By: /s/ Richard Hsu Name: Richard Hsu Title: Vice President

CHATTEM, INC.
SEVENTH AMENDMENT TO CREDIT AGREEMENT

GALLATIN CLO III 2007-1, LTD, As Assignee By: Ursa Mine Credit Advisors, LLC as its Collateral Manager By: /s/ Niall Rosenzweig Name: Niall Rosenzweig Title: Principal

CHATTEM, INC.
SEVENTH AMENDMENT TO CREDIT AGREEMENT

LATITUDE CLO II, LTD By: /s/ Kirk Wallace Name: Kirk Wallace Title: Senior Vice President

CHATTEM, INC.
SEVENTH AMENDMENT TO CREDIT AGREEMENT

LCM III, LTD. By: Lyon Capital Management LLC, as Collateral Manager By: /s/ Sophie A. Venon Name: Sophie A. Venon Title: Portfolio Manager

CHATTEM, INC.
SEVENTH AMENDMENT TO CREDIT AGREEMENT

LCM V LTD. By: Lyon Capital Management LLC, as Collateral Manager By: /s/ Sophie A. Venon Name: Sophie A. Venon Title: Portfolio Manager

CHATTEM, INC.
SEVENTH AMENDMENT TO CREDIT AGREEMENT

LCM VI, LTD. By: Lyon Capital Management LLC, as Collateral Manager By: /s/ Sophie A. Venon Name: Sophie A. Venon Title: Portfolio Manager

CHATTEM, INC.
SEVENTH AMENDMENT TO CREDIT AGREEMENT

SILVERMINE CAPITAL MANAGEMENT, LLC

LOAN FUNDING XIII for itself or as agent
for Corporate Funding XIII, as a Lender

By:  /s/ Gregory C. Smith
Name:  Gregory C. Smith
Title:  Vice President
Silvermine Capital Management, LLC

CHATTEM, INC.
SEVENTH AMENDMENT TO CREDIT AGREEMENT

LOOMIS SAYLES CAYMAN LEVERAGED SENIOR LOAN FUND LTD., As Lender

By: Loomis, Sayles & Company, L.P.
Its Investment Adviser

By:  Loomis, Sayles & Company, Incorporated,
Its General Partner

By:  /s/ Mary McCarthy
Name:  Mary McCarthy
Title:  Vice President

CHATTEM, INC.
SEVENTH AMENDMENT TO CREDIT AGREEMENT

LOOMIS SAYLES CLO I, LTD.,
As Lender

By:Loomis, Sayles & Company, L.P.
Its Collateral Manager

By:  Loomis, Sayles & Company, Incorporated,
Its General Partner

By:  /s/ Mary McCarthy
Name:  Mary McCarthy
Title:  Vice President

CHATTEM, INC.
SEVENTH AMENDMENT TO CREDIT AGREEMENT

LOOMIS SAYLES LEVERAGED SENIOR LOAN FUND, LTD., As Lender

By:Loomis, Sayles & Company, L.P.
Its Investment Manager

By:  Loomis, Sayles & Company, Incorporated,
Its General Partner

By:  /s/ Mary McCarthy
Name:  Mary McCarthy
Title:  Vice President

CHATTEM, INC.
SEVENTH AMENDMENT TO CREDIT AGREEMENT

THE LOOMIS SAYLES SENIOR LOAN FUND, LLC,
As Lender

By:Loomis, Sayles & Company, L.P.
Its Managing Member

By:  Loomis, Sayles & Company, Incorporated,
Its General Partner

By:  /s/ Mary McCarthy
Name:  Mary McCarthy
Title:  Vice President

CHATTEM, INC.
SEVENTH AMENDMENT TO CREDIT AGREEMENT

MOUNTAIN VIEW CLO II, LTD. By:Seix Investment Advisors LLC, as Collateral Manager By: /s/ George Goudelias Name: George Goudelias Title: Managing Director

CHATTEM, INC.
SEVENTH AMENDMENT TO CREDIT AGREEMENT

NATIXIS LOOMIS SAYLES SENIOR LOAN FUND,
As Lender

By:Loomis, Sayles & Company, L.P.
Its Investment Manager

By:  Loomis, Sayles & Company, Incorporated,
Its General Partner

By:  /s/ Mary McCarthy
Name:  Mary McCarthy
Title:  Vice President

CHATTEM, INC.
SEVENTH AMENDMENT TO CREDIT AGREEMENT

QUALCOMM GLOBAL TRADING, INC. By:Morgan Stanley Investment Management Inc. as Investment Manager By: /s/ Robert Drobny Name: Robert Drobny Title: Executive Director

CHATTEM, INC.
SEVENTH AMENDMENT TO CREDIT AGREEMENT

OLD WESTBURY GLOBAL OPPORTUNITIES FUND By:Shenkman Capital Management, Inc., as Investment Manager By: /s/ Richard H. Weinstein Name: Richard H. Weinstein Title: Executive Vice President

CHATTEM, INC.
SEVENTH AMENDMENT TO CREDIT AGREEMENT

ONE WALL STREET CLO I, LTD By: /s/ Josephine H. Shin Name: Josephine H. Shin Title: Senior Vice President

CHATTEM, INC.
SEVENTH AMENDMENT TO CREDIT AGREEMENT

ONE WALL STREET CLO II, LTD By: /s/ Josephine H. Shin Name: Josephine H. Shin Title: Senior Vice President

CHATTEM, INC.
SEVENTH AMENDMENT TO CREDIT AGREEMENT

RIVERSOURCE BOND SERIES, INC. – RIVERSOURCE FLOATING RATE FUND By: /s/ Robin C. Stancil Name: Robin C. Stancil Title: Assistant Vice President

CHATTEM, INC.
SEVENTH AMENDMENT TO CREDIT AGREEMENT

SEQUILS-CENTURION V, LTD. By: RiverSource Investments, LLC as Collateral Manager By: /s/ Robin C. Stancil Name: Robin C. Stancil Title: Director of Operations

CHATTEM, INC.
SEVENTH AMENDMENT TO CREDIT AGREEMENT

SILVER CREST CBNA LOAN FUNDING LLC By: /s/ Andrew Valko Name: Andrew Valko Title: Attorney-in-Fact

CHATTEM, INC.
SEVENTH AMENDMENT TO CREDIT AGREEMENT

STANFIELD VEYRON CLO, LTD. By: Stanfield Capital Partners as its Collateral Manager By: /s/ David Frey Name: David Frey Title: Partner

CHATTEM, INC.
SEVENTH AMENDMENT TO CREDIT AGREEMENT

KDPAM for State Retirement & Pension System of Maryland By: /s/ Kathy A. News Name: Kathy A. News Title: Sr. Portfolio Manager KDP Asset Management

CHATTEM, INC.
SEVENTH AMENDMENT TO CREDIT AGREEMENT

VENTURE VII CDO LIMITED By its investment advisor, MJX Asset Management LLC By: /s/ John J. Wagner Name: John J. Wagner Title: Managing Director

CHATTEM, INC.
SEVENTH AMENDMENT TO CREDIT AGREEMENT

VENTURE VIII CDO LIMITED By its investment advisor, MJX Asset Management LLC By: /s/ John J. Wagner Name: John J. Wagner Title: Managing Director

CHATTEM, INC.
SEVENTH AMENDMENT TO CREDIT AGREEMENT

KDPAM for Veronica Atkins Marital Trust By: /s/ Kathy A. News Name: Kathy A. News Title: Sr. Portfolio Manager KDP Asset Management

CHATTEM, INC.
SEVENTH AMENDMENT TO CREDIT AGREEMENT

XL RE EUROPE LIMITED By: Stanfield Capital Partners as its Collateral Manager By: /s/ David Frey Name: David Frey Title: Partner

CHATTEM, INC.
SEVENTH AMENDMENT TO CREDIT AGREEMENT

Schedule 1.1(a)

Lender	Revolving Commitments through the Termination Date of November 15, 2010	Revolving Commitment Percentage through the Termination Date of November 15, 2010	Revolving Commitments through the Termination Date of January 2, 2013	Revolving Commitment Percentage through the Termination Date of January 2, 2013
Bank of America, N.A.	$45,000,000	45.000000000%	$45,000,000	45.000000000%
National City Bank	$20,000,000	20.000000000%	$20,000,000	20.000000000%
Branch Banking and Trust Company	$15,000,000	15.000000000%	$15,000,000	15.000000000%
SunTrust Bank	$10,000,000	10.000000000%	$10,000,000	10.000000000%
Wachovia Bank, National Association	$10,000,000	10.000000000%	$10,000,000	10.000000000%
Total	$100,000,000	100.000000000%	$100,000,000	100.000000000%

CHATTEM, INC.
SEVENTH AMENDMENT TO CREDIT AGREEMENT